UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 6, 2004
------------------------------------------------
Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.
------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434
--------------------------	-------------------------	--------------------------
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749
-------------------------------------------------	---------
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 342-6000

Not Applicable
--------------------------------
(Former name or former address, if changed since last report)

Item 12.   Results of Operation and Financial Condition.
On May 6, 2004, Computer Associates International, Inc. issued a press release announcing, among other items, preliminary financial results for the quarter and fiscal year ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto. The information contained in the press release shall be considered to be filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: May 6, 2004	By:	/s/ Jeff Clarke
---------------------------------------------
Jeff Clarke
Chief Operating Officer and
Chief Financial Officer